EXHIBIT 10.37


November 6, 2006


AMCON Distributing Company
7405 Irvington Road
Omaha, Nebraska 68122

And

Chamberlin Natural Foods, Inc.
430 North Orlando Avenue
Winter Park, Florida 32789

And

Hawaiian Natural Water Company, Inc.
98-746 Kuahao Place
Pearl City, Hawaii 96782

And

Health Food Associates, Inc.
7807 East 51st Street
Tulsa, Oklahoma 74145

And

Trinity Springs, Inc.
1101 West River Street
Suite 370
Boise, Idaho 83702

RE:  SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT (THIS "AMENDMENT")

Gentlemen:

AMCON Distributing Company, a Delaware corporation, ("AMCON"), Chamberlin Natural Foods, Inc., a Florida corporation, ("Chamberlin Natural"), Hawaiian Natural Water Company, Inc., a Delaware corporation, ("Hawaiian Natural"), Health Food Associates, Inc., an Oklahoma corporation, ("Health Food"), and Trinity Springs, Inc., a Delaware corporation, ("Trinity Springs"), (AMCON, Chamberlin Natural, Hawaiian Natural, Health Food, and Trinity Springs are each referred to as a "Borrower" and are collectively referred to as "Borrowers") and LaSalle Bank National Association, a national banking association (in its individual capacity, "LaSalle"), as agent (in such capacity as agent, "Agent") for itself, M&I Marshall & Ilsley Bank (successor by merger to Gold Bank), and all other lenders from time to time party to the Loan Agreement referred to below ("Lenders"), have entered into that certain Amended and Restated Loan and Security Agreement dated September 30, 2004 (the "Loan Agreement"). From time to time thereafter, Borrowers, Agent and Lenders may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Loan Agreement (the Loan Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrowers, Agent and Lenders now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  The Agreement hereby is amended as follows:

   (a) The first sentence of Section 10 of the Agreement is amended by deleting the reference to "APRIL 30, 2007" appearing therein and inserting "JULY 31, 2007" in place thereof.

2. This Amendment shall not become effective until each of the following conditions precedent has been satisfied:

   (a) Agent shall have received this Amendment, duly executed by the parties hereto; and

   (b) Borrowers shall have paid to Agent, for the benefit of the Lenders, an amendment fee in an amount equal to $8,333.33, which fee shall be deemed fully earned by the Lenders as of the date hereof and shall be nonrefundable.

3. The representations and warranties set forth in Section 11 of the Agreement shall be deemed remade as of the date hereof by each Borrower, except that any and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. No Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default under the Agreement.

4. Borrowers agree to pay on demand all costs and expenses of or incurred by Agent (including, but not limited to, legal fees and expenses) in connection with the negotiation, preparation, execution and delivery of this Amendment.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

6. Except as expressly amended hereby, the Agreement and the Other Agreements are hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof. Each Borrower hereby reaffirms its grant of the security interest in the Collateral.

7. This Amendment shall be governed by and construed under the laws of the State of Illinois, without regard to conflict of laws principles of such State.

[Signatures appear on following pages.]




LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Agent and a Lender

By:/s/ Michael Etienne

Title: Vice President


M&I MARSHALL & ILSLEY BANK, as a Lender

By: /s/ Mark Jannaman

Title: Vice President


ACKNOWLEDGED AND AGREED TO this 6th day of November 2006:

AMCON DISTRIBUTING COMPANY

By: /s/ Andrew C. Plummer

Title: Vice President and Acting CFO


HAWAIIAN NATURAL WATER COMPANY, INC.

By: /s/ Philip Campbell

Title: Secretary


CHAMBERLIN NATURAL FOODS, INC.

By: /s/ Clifford Ginn

Title: Vice President


HEALTH FOOD ASSOCIATES, INC.

By: /s/ Clifford Ginn

Title: Vice President


TRINITY SPRINGS, INC.

By: /s/ Andrew C. Plummer

Title: Secretary

Consented and agreed to by the following guarantor(s) of the obligations of AMCON DISTRIBUTING COMPANY, HAWAIIAN NATURAL WATER COMPANY, INC., CHAMBERLIN NATURAL FOODS, INC., and HEALTH FOOD ASSOCIATES, INC. to LaSalle Bank National Association, as Agent.

William F. Wright
Date:  November 6, 2006